F’13 Q2 Financial Results February 21, 2013 1 WE IDENTIFY AND PROTECT PREMISES, PRODUCTS, AND PEOPLE. BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS

FORWARD-LOOKING STATEMENTS BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; increased usage of e-commerce allowing for ease of price transparency; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady’s ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady’s ability to develop and successfully market new products; difficulties in making and integrating acquisitions; risks associated with newly acquired businesses; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; technology changes and potential security violations to the Company’s information technology systems; Brady’s ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady’s substantial intangible assets; unforeseen tax consequences; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2012. These uncertainties may cause Brady’s actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

ACQUISITION OF PRECISION DYNAMICS CORPORATION (“PDC”)  Largest acquisition in Brady’s history - $301 million purchase price with $173 million of sales.  PDC Overview:  85% of business is in healthcare sectors  15% of business is in the sale of ID products to the leisure and entertainment, and law enforcement sectors  Diverse product offering, customer base, and channels to customer  Sizeable acquisition of a leader in the healthcare industry with positive macro secular trends  Meaningful shift in customers served by Brady  Common products and processes allow us to leverage New Product Development, Operations and our Global Footprint BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 3 3

PDC FINANCIALS F’13 Financial Forecasts:  Revenues = Approximately $105M  Gross Profit Margin (exclusive of a $1.5M purchase accounting charge) in the low 40% range.  Operating Income = $9M  EPS – Diluted (excl. restructuring & acquisition-related expenses) = $0.05 - $0.07/share  EBITDA = $19M BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 4 4 Financing:  Initially funded through 2/3rd cash and 1/3rd revolving line of credit borrowings.  Continue to assess long-term financing opportunities. F’14 Financial Forecasts:  Revenues = Approximately $180M  Gross Profit Margin in the low 40% range.  Operating Income = $16M  EPS – Diluted = $0.10 - $0.15/share  EBITDA = $33M

BUSINESS REORGANIZATION  Reorganizing around three global business platforms:  Identification Solutions  Workplace Safety  Die-Cut  Dedicated global businesses improve alignment of resources and creates a leaner, flatter organization that is closer to the customer.  Will result in structural cost reductions of approximately $25M to $30M annua lly, some of which will be reinvested into growth initiatives.  Costs to implement this reorganization are expected to range from $15M to $18M, most of which will be recognized in the third and fourth quarters of fiscal 2013.  The global business reorganization will be effective May 1, 2013 with most of the restructuring completed by the end of fiscal 2013. BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 5 5

RESTRUCTURING, NON-ROUTINE ITEMS & OTHER ITEMS BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 6 During the 2nd quarter of F’13 and F’12, there were certain non-routine and other comparability items, including the following impacts on diluted EPS: Q2 F’13 Q2 F’12 Diluted Earnings (Loss) Per Share (GAAP MEASURE) $ (0.17) $ (1.72) Restructuring Charges 0.06 - Non-Cash Goodwill Impairment Charge - 2.21 Non-Routine Items: Gain on Thailand Insurance Recovery (0.08) - Cost of Goods Sold: PDC Purchase Accounting Expenses Related to Inventories 0.02 - Selling, General, & Administrative Expenses: PDC Acquisition-related Expenses 0.06 - Tax Charges: Non-Cash Tax Charges Related to the Repatriation of Cash 0.49 - Diluted EPS, Excluding Restructuring Charges, Non-Routine Items, and Other Items* (NON-GAAP MEASURE) $ 0.38 $ 0.49 * Diluted EPS, excluding restructuring charges and non-routine items are non-GAAP measures. See slides #19 and #20. 6 * Net Income, cluding restructuring charges, non-routine items, and other items and Diluted EPS, excluding restructuring charg , non-routine items, and other items are non-GAAP measures. See slides #21 and #22.

Q2 F’13 - FINANCIAL SUMMARY  Sales up 1.1% to $324.2M vs. $320.6M in Q2 of F’12. • Organic sales down 3.1%, acquisitions, net of divestitures increased sales by 4.0%, and foreign currency increased sales by 0.2%.  Gross Profit Margin of 46.3% in Q2 of F’13 compared with 47.8% in Q2 of F’12.  SG&A expense of 36.2% of sales in Q2 of F’13 vs. 32.7% of sales in Q2 of F’12.  Income tax expense of $30.6M (tax rate of 140%) • Excluding the $25M non-cash tax charge related to the repatriation of cash to the United States to finance the acquisition of PDC, the tax rate would have been approximately 25%.  Net income (loss) of $(8.7M) vs. $(90.0M) in Q2 of F’12. • Net Income, excluding restructuring charges, non-routine items, and other items* was $19.5M vs. $25.7M in Q2 of F’12.  Diluted Earnings (Loss) per Share of $(0.17) in Q2 of F’13 vs. $(1.72) in Q2 of F’12. • Diluted Earnings (Loss) per Share, excluding restructuring charges, non-routine items and other items* was $0.38 vs. $0.49 in Q2 of F’12. BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 7 * Net Income, excluding restructuring charges, non-routine items, and other items and Diluted EPS, excluding restructuring charges, non-routine items, and other items are non-GAAP measures. See slides #21 and #22. 7

F’13 DILUTED EPS GUIDANCE BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 8 Diluted EPS $2.20 to $2.40 (Excluding after-tax restructuring charges, non-routine items, and other items) Guidance Assumptions:  Full-year income tax rate in the mid-to-upper 20% range (exclusive of non-cash charges related to the repatriation of cash to finance PDC).  Inclusive of the on-going financial results of PDC, which are forecasted at $0.05 - $0.07/share.  Foreign currency exchange rates as of January 31, 2013.  Full-year depreciation and amortization expense of approximately $56 million (includes $10M of depreciation and amortization from the acquisition of PDC).  Full-year capital expenditures of approximately $35 - $38 million.  Free cash flow of approximately 120% of net income (excluding non-cash tax charges). In accordance with our normal practice, our guidance does not assume any acquisitions or dispositions. Brady Corporation’s practice is to only change or reconfirm guidance in a public forum. 8

SALES OVERVIEW $329 $338 $343 $350 $321 $332 $323 $338 $324 $250 $300 $350 Q2 F'11 Q3 F'11 Q4 F'11 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Organic Sales 10% 1% (0.6%) 3.5% (1.8%) (0.5%) (2.6%) (1.9%) (3.1%) BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 9  Q2 F’13 Sales up 1.1%. • (3.1%) organic sales decline. • 4.0% growth from acquisitions, net of divestitures • 0.2% growth due to currency translation.  Americas – Growth in North American ID Solutions offset by weakness in Brazil.  EMEA – Growth in Middle East, Africa, and Central Europe not enough to make up for softness in Western Europe.  Asia – Weakness in the hard disk drive business and Australia. Q2 F’13 TOTAL COMPANY SALES: Q2 F’13 SALES COMMENTARY: SALES (Millions of USD) 9

GROSS PROFIT MARGIN AND SG&A $159 $168 $165 $168 $153 $160 $155 $165 $150 48.3% 49.6% 48.1% 48.0% 47.8% 48.3% 48.1% 48.8% 46.3% 38.0% 40.0% 42.0% 44.0% 46.0% 48.0% 50.0% $100 $150 $200 Q2 F'11 Q3 F'11 Q4 F'11 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 10 $108 $115 $109 $109 $105 $107 $110 $108 $117 32.8% 34.0% 31.9% 31.2% 32.7% 32.2% 34.0% 32.1% 36.2% 20.0% 25.0% 30.0% 35.0% 40.0% $50 $100 $150 $200 Q2 F'11 Q3 F'11 Q4 F'11 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 46.3% compared to 47.8% in Q2 of F’12.  Excluding the impact of PDC purchase accounting on cost of goods sold, Q2 F’13 GPM would have been 46.7%. GROSS PROFIT MARGIN DRIVERS:  SG&A up in absolute dollars from $104.8M in Q2 of F’12 to $117.2M in Q2 of F’13.  SG&A impacted by the acquisition of PDC and investments for organic growth initiatives, in particular geographic expansion, focus markets, and digital. SG&A EXPENSE DRIVERS: 10

NET INCOME* AND DILUTED EPS*  Q2 F’13 diluted EPS, excluding restructuring charges and other items of $0.38 compared to $0.49 in Q2 of F’12.  Investments in organic growth initiatives, including geographic expansion, focus markets, new product development, and digital negatively impacted net income in Q2 of F’13.  Benefits from restructuring being redeployed into initiatives to drive future organic growth and profit improvement. $26 $30 $24 $30 $20 8.0% 9.1% 7.6% 9.0% 6.0% 0.0% 3.0% 6.0% 9.0% 12.0% $0 $15 $30 $45 $60 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 $0.49 $0.57 $0.47 $0.59 $0.38 $0.00 $0.20 $0.40 $0.60 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 11 NET INCOME* (Millions of USD) DILUTED EPS (Class A Shares)* Q2 F’13 NET INCOME* & DILUTED EPS*: Q2 F’13 NET INCOME* & DILUTED EPS*: * Net Income, excluding restructuring charges, non-routine items, and other items and Diluted EPS, excluding restructuring charges, non-routine items , and other items are non-GAAP measures. See slides #21 and #22. 11

3 Mos. Ended Jan. 31, 2013 Year-to-Date Jan. 31, 2013 Cash Balance - Beginning of Period 321.3$ 305.9$ Cash Flow from Operating Activities 24.0 44.2 Capital Expenditures (9.5) (15.7) Proceeds from Sales of Businesses - 10.2 Acquisition of Businesses (300.8) (300.8) Repurchase of Stock - (5.1) Dividends (9.8) (19.5) Incremental Borrowings 108.0 108.0 Effect of Exchange Rate on Cash 5.4 9.4 Other 2.7 4.7 Cash Balance - Jan. 31, 2013 141.3$ 141.3$ CASH GENERATION BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 12  Purchased PDC for $301M.  Incremental borrowings were to fund the acquisition of PDC. CASH GENERATION – Q2 F’13: 12

DEBT & EBITDA 2.5x 2.0x 2.2x 2.0x 2.0x 1.8x 1.6x 1.6x 1.0x 1.5x 2.0x 2.5x 3.0x Q 1 F' 10 Q 3 F' 10 Q 1 F' 11 Q 3 F' 11 Q 1 F' 12 Q 3 F' 12 Q 1 F' 13 BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS GROSS DEBT / TTM EBITDA*  Continue to have a strong balance sheet and conservative leverage.  January 31, 2013 Cash = $141M  January 31, 2013 Debt = $438M  Debt/EBITDA:  Gross Debt/EBITDA = 2.4x (2.0x including the TTM EBITDA of PDC).  Net Debt/EBITDA = 1.6x (1.4x including the TTM EBITDA of PDC). STRONG BALANCE SHEET: 13 GROSS DEBT (Millions of USD) $449 $413 $393 $391 $384 $342 $316 $321 $438 $250 $300 $350 $400 $450 $500 Q 2 F' 11 Q 3 F' 11 Q 4 F' 11 Q 1 F' 12 Q 2 F' 12 Q 3 F' 12 Q 4 F' 12 Q 1 F' 13 Q 2 F' 13 13

AMERICAS – Q2 F’13 SUMMARY Q2 F’12 Q2 F’13 Change Sales $ 138.4 $ 147.7 + 6.7% Segment Profit 35.8 32.3 - 9.7% Segment Profit % 25.9% 21.9% - 4.0 pts BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 14 SALES & SEGMENT PROFIT % (Millions of USD) Q2 F’13 vs. Q2 F’12 PERFORMANCE  Revenues up 6.7%:  Organic = 0.6%  Fx = (0.4%)  Acquisitions, net of dispositions = 6.5%  Growth in North American ID Solutions offset by softness in Brazil and Direct Marketing.  Segment profit was reduced by approximately $1.5M due to the application of PDC purchase accounting on inventories.  Segment profit down 9.7%. Excluding PDC, segment profit would have been 23.4% of sales. Q2 F’13 SUMMARY:  Low single-digit organic sales growth led by North American ID Solutions.  PDC to be accretive to segment profit in absolute dollars, but dilutive as a % of sales. OUTLOOK: $154 $138 $151 $147 $149 $148 28.1% 25.9% 25.8% 25.7% 30.0% 21.9% 0% 10% 20% 30% $50 $75 $100 $125 $150 $175 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 14

EMEA – Q2 F’13 SUMMARY Q2F’12 Q2 F’13 Change Sales $ 95.6 $ 94.4 - 1.3% Segment Profit 26.6 23.7 - 10.7% Segment Profit % 27.8% 25.1% - 2.7 pts BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 15 SALES & SEGMENT PROFIT % (Millions of USD) Q2 F’13 vs. Q2 F’12 PERFORMANCE  Revenues down (1.3%):  Organic = (5.0%)  Fx = (0.3%)  Acquisitions, net of divestitures = 4.0%  Growth in Central Europe, Middle East, and Africa partially offsetting macro-economic weakness in Western Europe and the wind- down of the former Die-Cut facility in Sweden.  Segment profit down 10.7% due primarily to reduced organic sales in the challenging macro- environment. Q2 F’13 SUMMARY:  Economic headwinds continue and are expected throughout the second half of F’13.  Slightly negative organic sales for the balance of F’13. OUTLOOK: $97 $96 $98 $98 $93 $94 27.0% 27.8% 26.1% 27.7% 25.3% 25.1% 0% 10% 20% 30% $50 $75 $100 $125 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 15

ASIA-PACIFIC – Q2 F’13 SUMMARY Q2 F’12 Q2 F’13 Change Sales $ 86.6 $ 82.1 - 5.2% Segment Profit 7.7 5.5 - 28.7% Segment Profit % 8.9% 6.7% - 2.2 pts BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 16 SALES & SEGMENT PROFIT % (Millions of USD) Q2 F’13 vs. Q2 F’12 PERFORMANCE  Revenues down (5.2%):  Organic = (7.0%)  Fx = 1.8%  Hard disk drive die-cut business demand down.  Australia macro-economy weak, causing a reduction in organic sales.  Investing in Asian Identification Solutions business for future growth.  Segment profit down 28.7%, reflecting declines in our hard disk drive business and Australia and investments in Identification Solutions. Q2 F’13 SUMMARY:  Challenging Q3 due to weaknesses in Australia and the hard disk drive business in Thailand, but a rebound in Q4. OUTLOOK: $98 $87 $83 $77 $96 $82 13.5% 8.9% 7.9% 5.3% 12.6% 6.7% 0% 5% 10% 15% $50 $75 $100 $125 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 16

INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 17 17

DEBT STRUCTURE BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 18 18 (Millions of USD) Int. Rate Fixed vs. Var. Jan. 31, 2013 Balance July 31, 2012 Balance Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.3% Variable 13,000$ -$ EUR-denominated (L+1.125) 1.2% Variable 66,478 - GBP-denominated (L+1.125) 1.6% Variable 32,862 - Private Placements: USD-denominated 2004 Series 5.1% Fixed 37,500 37,500 USD-denominated 2006 Series 5.3% Fixed 104,571 104,571 USD-denominated 2007 Series 5.3% Fixed 81,857 81,857 EUR-denominated 2010 Series (7-yr.) 3.7% Fixed 40,701 36,912 EUR-denominated 2010 Series (10-yr.) 4.2% Fixed 61,052 55,368 TOTAL DEBT 438,021$ 316,208$ Less: Current Maturities (61,264)$ (61,264)$ 376,757$ 254,944$

2013 2012 Change Sales 324.2$ 320.6$ 3.6$ Gross Margin 150.1 153.3 (3.2) % of Sales 46.3% 47.8% (1.5) pts Research and Development (8.6) (10.0) 1.4 Selling, General and Admin. (117.2) (104.8) (12.4) % of Sales (36.2%) (32.7%) 3.4 pts Restructuring Expense (4.0) - (4.0) Impairment Charge - (115.7) 115.7 Non-Routine Items 5.2 - 5.2 Operating Income 25.5 (77.2) 102.7 Interest and Other (3.5) (4.1) 0.6 Income Taxes (30.7) (8.6) (22.1) Net Income (8.7)$ (90.0)$ 81.3$ % of Sales (2.7%) (28.1%) 25.4 pts Diluted EPS (0.17)$ (1.72)$ 1.55$ Net Income (Excl. Restructuring Charges and Non-Routine Items) 19.5$ 25.7$ (6.2)$ % of Sales 6.0% 8.0% (2.0) pts Diluted EPS (Excl. Restructuring Charges and Non-Routine Items) 0.38$ 0.49$ (0.11)$ Weighted Average Shares Outstanding 51.2 52.4 (1.3) EBITDA 37.7$ 50.2$ (12.5)$ % of Sales 11.6% 15.7% (4.0) pts Three Months Ended January 31, INCOME STATEMENTS BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS 19 COMPARABLE INCOME STATEMENT (Millions of USD) 19

BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS

EBITDA RECONCILIATION

EBITDA

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net income before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Condensed Consolidated Statements of Income data. EBITDA should not be considered as an alternative to net income or operating income as an indicator of the Company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net income (loss)	$ 27,188	$ (8,684)			$ 18,504
Interest expense	4,163	4,406			8,569
Income taxes	13,482	30,625			44,107
Depreciation and amortization	10,675	11,371			22,046
EBITDA (non-GAAP measure)	$ 55,508	$ 37,718	$ -	$ -	$ 93,226

	Fiscal 2012				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net income (loss)	$ 32,732	$ (89,954)	$ 27,652	$ 11,659	$ (17,911)
Interest expense	5,047	4,933	4,735	4,375	19,090
Income taxes	11,109	8,635	9,676	11,241	40,661
Depreciation and amortization	11,241	10,935	10,745	11,066	43,987
Impairment charge	-	115,688	-	-	115,688
EBITDA (non-GAAP measure)	$ 60,129	$ 50,237	$ 52,808	$ 38,341	$ 201,515

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BRADY
WHEN PERFORMANCE MATTERS MOST™

BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS

Net Income, Excluding Restructuring Charges, Non-Routine Items, & Other

Reconciliation of Net income, Excluding Restructuring Charges, Non-Routine Items, and Other ('000s of USD)

Brady is presenting the Non-GAAP measure "Net Income Excluding Restructuring Charges, Non-Routine Items, and Other." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net (Loss) Income to Net Income Excluding Restructuring Charges, Non-Routine Items, and Other:

	Three Months Ended January 31,		Six Months Ended January 31,	
	2013	2012	2013	2012
Net (loss) income (GAAP measure)	$ (8,684)	$ (89,954)	$ 18,504	$ (57,222)
Non-routine items - net of tax				
Gain on Thailand insurance recovery	(4,019)	—	(4,019)	—
Loss on the sale of Brady Medical	—	—	2,577	—
Gain on the sale of Varitronics	—	—	638	—
Non-routine items - net of tax	(4,019)	—	(804)	—
Other items - net of tax				
Cost of goods sold				
Purchase accounting expense related to inventory	949	—	949	—
Selling, general and administrative				
PDC acquisition-related expenses	2,959	—	2,959	—
Restructuring charges	3,281	—	3,281	—
Impairment charge	—	115,688	—	115,688
Income taxes				
Non-cash tax charge	25,000	—	25,000	—
Other items - net of tax	32,189	115,688	32,189	115,688
Net Income Excluding Restructuring Charges, Non-Routine Items, and Other (Non-GAAP measure)	**$ 19,486**	**$ 25,734**	**$ 49,889**	**$ 58,466**

BRADY
WHEN PERFORMANCE MATTERS MOST™

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BRADY – FISCAL 2013 Q2 FINANCIAL RESULTS

Diluted EPS, Excluding Restructuring Charges, Non-Routine Items, & Other

Reconciliation of Diluted EPS, Excluding Restructuring Charges, Non-Routine Items, and Other:

Brady is presenting the Non-GAAP measure "Diluted Net Income Per Class A Nonvoting Common Share Excluding Restructuring Charges, Non-Routine Items, and Other." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Diluted Net (Loss) Income Per Class A Nonvoting Common Share to Diluted Net Income Per Class A Nonvoting Common Share Excluding Restructuring Charges, Non-Routine Items, and Other:

	Three Months Ended January 31,		Six Months Ended January 31,	
	2013	2012	2013	2012
Diluted Net (Loss) Income Per Class A Nonvoting Share	$ (0.17)	$ (1.72)	$ 0.36	$ (1.09)
Non-routine items				
Gain on Thailand insurance recovery	(0.08)	-	(0.08)	-
Loss on the sale of Brady Medical	-	-	0.05	-
Gain on the sale of Varitronics	-	-	0.01	-
Non-routine items	(0.08)	-	(0.02)	-
Other items				
Cost of goods sold				
Purchase accounting expense related to inventory	0.02	-	0.02	-
Selling, general and administrative				
PDC acquisition-related expenses	0.06	-	0.06	-
Restructuring charges	0.06	-	0.06	-
Impairment charge	-	2.21	-	2.21
Income taxes				
Non-cash tax charge	0.49	-	0.49	-
Other items	0.63	2.21	0.62	2.21
Diluted Net Income Per Class A Nonvoting Share Excluding Restructuring Charges, Non-Routine Items, and Other (Non-GAAP measure)	**$ 0.38**	**$ 0.49**	**$ 0.97**	**$ 1.12**

BRADY
WHEN PERFORMANCE MATTERS MOST™

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